UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 17, 2007
                                                --------------------------------

                       Cherokee International Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                     000-50593                  95-4745032
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


  2841 Dow Avenue, Tustin, California                                92780
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code  (714) 544-6665
                                                  ------------------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

On May 17, 2007, Cherokee International Corporation (the "Company") received an Additional Staff Determination Letter (the "Additional Determination") from The Nasdaq Stock Market indicating that the Company is currently not in compliance with the continued listing requirements set forth in Nasdaq Marketplace Rule 4310(c)(14) because the Company had failed to timely file its Quarterly Report on Form 10-Q for the quarter ended April 1, 2007 and that this failure serves as an additional basis for why its securities are subject to delisting from the Nasdaq Global Market. The Company issued a press release on May 22, 2007 disclosing its receipt of the Additional Determination. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

As previously reported in its Form 8-K filed on April 11, 2007, the Company received a Staff Determination Letter (the "Determination") on April 5, 2007 from the Staff of the Nasdaq, indicating that the Company failed to comply with the continued listing requirement set forth in Marketplace Rule 4310(c)(14) because the Company had failed to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

The Company requested and received a hearing before the Nasdaq Listing Qualifications Panel (the "Panel") to review the Determination. The Company's Panel hearing will take place on May 31, 2007. The Additional Determination will be reviewed at the Panel hearing as well. There can be no assurance that the Panel will grant the Company's request for continued listing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

     99.1 Press Release of Cherokee International Corporation dated May 22,
          2007.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHEROKEE INTERNATIONAL CORPORATION


Date: May 22, 2007                          By: /s/ Linster W. Fox
                                                --------------------------------
                                                Name:  Linster W. Fox
                                                Title: Executive Vice President,
                                                       Chief Financial Officer
                                                       and Secretary